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                                                                    EXHIBIT 99.1

                               PURCHASE AGREEMENT

                                December __, 2001

         INTRODUCTORY. Matritech Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions herein, to issue and sell an aggregate of ________ (the "Shares") of its common stock, par value $.01 per share (the "Common Stock") to _________ ("Purchaser"). The Company hereby confirms its agreement with Purchaser as follows:

         SECTION 1.  AGREEMENT TO SELL AND PURCHASE SHARES.

         On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement the Company and Purchaser agree as follows:

                  (a) At the Closing (as defined below), the Company will sell to Purchaser, and Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Shares at a purchase price per Share equal to $____ (subject to stock splits and the like).

                  (b) Upon the completion of the purchase and sale of the Shares (the "Closing") which shall occur on the date hereof (the "Closing Date"), at the offices of the Company's counsel, the Company shall deliver the Shares purchased by the Purchaser to the Purchaser or to the Depositary Trust Company ("DTC") on the Purchaser's behalf via the Deposit Withdrawal Agent Commission system ("DWAC"), and upon receipt of the Shares Purchaser shall cause payment therefor to be made to the account designated by the Company of the full amount of the aggregate Purchase Price for the Shares purchased hereunder by check or wire transfer of immediately available funds. The Shares must be unlegended and free of any resale restrictions. Both parties hereby agree and acknowledge that delivery of the Shares via DTC's DWAC system, free of any resale restrictions, is a material obligation of the Seller and furthermore, with respect to each parties obligations hereunder, time is of the essence.

         SECTION 2.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

         The Company hereby represents, warrants and covenants to Purchaser as follows:

                  (a) Securities Law Filings. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form


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         S-3 (Registration File No. 333-40942), pursuant to the Securities Act of 1933, as amended (the "Act") which has become effective, for the registration under the Act of the Shares and which has remained effective ever since. The Company will file with the Commission pursuant to Rule 424(b) under the Act a supplement to the form of prospectus included in such registration statement relating to a sale of the Shares and the plan of distribution thereof and has advised the Purchaser of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called a "Prospectus Supplement". Any reference herein to the Registration Statement, the Basic Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus or Prospectus Supplement, as the case may be; and any reference herein to the terms "Amend", "Amendment" or "Supplement" with respect to the Registration Statement, the Basic Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus Supplement, as the case may be.

                  (b) No Stop Order. No stop order suspending the effectiveness of the Registration Statement or the use of the Basic Prospectus or the Prospectus Supplement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                  (c) Prospectus Supplement. No order preventing or suspending the use of the Prospectus Supplement has been issued by the Commission.


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                  (d) Offering Materials Furnished to Purchaser. The Company has
         delivered to Purchaser complete conformed copies of the Registration Statement (without exhibits) and the Basic Prospectus and will as promptly as practicable deliver the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as Purchaser reasonably requires.

                  (e) The Purchase Agreement. The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of the Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' and contracting parties rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company herein may be legally unenforceable.

                  (f) Stock Exchange Listing. The Shares are registered under the Exchange Act and are listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of terminating the registration of the Shares under the Exchange Act or delisting the Shares from Nasdaq, nor has the Company received any information that the Commission or the National Association of Securities Dealers, LLC ("NASD") is contemplating terminating such registration or listing.

                  (g) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the performance by the Company of its obligations under this Agreement, except such as have been obtained or made or are contemplated by
         Section 2(a) to be obtained or made.

         SECTION 3.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PURCHASER.

                  (a) Foreign Sale of the Shares by the Purchaser. Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering material in connection with the issue of the Shares, in any country or jurisdiction outside the United States where action for that purpose is required. If outside the United States, Purchaser agrees to comply with all applicable laws and regulations in each foreign

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         jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                  (b) The Purchase Agreement. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser herein may be legally unenforceable.

                  (c) Documents Received by Purchaser. Purchaser hereby acknowledges receipt of the following documents:

                           (i) The Company's Annual Report on Form 10-K for the
                  fiscal year ended December 31, 2000, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2001, June 30, 2001 and September 30, 2001, and its Proxy Statement for the Annual Meeting of Stockholders held on June 15, 2001;

                           (ii) All other documents, if any, filed by the
                  Company with the Securities and Exchange Commission (the "SEC") since the filing of the Quarterly Report on Form 10-Q for the three-month period ended September 30, 2001 pursuant to the reporting requirements of the Exchange Act; and

                           (iii) The Basic Prospectus and the Registration
                  Statement.

                  (d) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the performance by Purchaser of its obligations under this Agreement, except such as have been obtained or made or are contemplated by
         Section 3 to be obtained or made.

         SECTION 4.  CONDITIONS TO CLOSING.


                  (a) The obligations of Purchaser hereunder shall be subject to:

                           (i) Accuracy of Representations and Warranties. The
                  accuracy of the representations and warranties on the part of the Company set forth in


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                  Section 2 as of the date hereof and as of the Closing Date as though then made and the timely performance by the Company of its covenants and other obligations hereunder; and

                           (ii) Compliance with Registration Requirements; No
                  Stop Order; The Prospectus Supplement shall have been filed with the Commission in accordance with Rule 424(b) prior to the Closing Date; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of the Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by any securities commission, securities regulatory authority or stock exchange; and all requests for additional information on the part of the Commission shall have been complied with.

                  (b) The obligations of the Company hereunder shall be subject to:

                           (i) Accuracy of Representations and Warranties. The
                  accuracy of the representation and warranties on the part of Purchaser set forth in Section 3 as of the date hereof and as of the Closing Date as though then made; and the timely performance by the Company of its covenants and other obligations hereunder; and

                           (ii) Purchase Price. Purchaser shall have paid the
                  Purchase Price in accordance with Section 1.

                  (c) If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by Purchaser by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5 (Payment of Expenses), Section 6 (Indemnification and Contribution) and
         Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

         SECTION 5. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent


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of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to Purchaser; (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Basic Prospectus and the Prospectus Supplement, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys' fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws; (vii) the fees and expenses associated with including the Common Stock on the Nasdaq National Market; (viii) all other fees, costs and expenses referred to in Part II of the Registration Statement. Except as provided in this Section 5, Section 6, and Section 7, Purchaser shall pay its own expenses, including the fees and disbursements of its counsel.

         SECTION 6.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) Indemnification of the Purchaser. The Company agrees to indemnify and hold harmless Purchaser, its officers and employees, and each person, if any, who controls Purchaser within the meaning of the Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which Purchaser or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as the same may be amended or supplemented from time to time (including, without limitation, by the Prospectus Supplement), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; and to reimburse Purchaser and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Purchaser) as such expenses are reasonably incurred by Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by Purchaser expressly for use in the


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         Registration Statement, the Basic Prospectus or the Prospectus
         Supplement (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of Purchaser from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling Purchaser, if copies of the Prospectus Supplement were timely delivered to Purchaser pursuant to
         Section 3 and a copy of the Prospectus Supplement (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of Purchaser to such person, if required by law so to have been delivered, and if the Prospectus Supplement (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

                  (b) Indemnification of the Company, its Directors and Officers. Purchaser agrees, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Act, the Exchange Act, or other federal, state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, as the same may be amended or supplemented from time to time, including, without limitation, by the Prospectus Supplement), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus or the Prospectus Supplement (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such the Purchaser expressly for use therein and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, in no event shall the aggregate payment of the Purchaser hereunder be in excess of the net compensation actually received by the Purchaser pursuant to this Agreement. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that the purchaser may otherwise have.

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                  (c) Information Provided by the Purchaser. The Company and
         each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, hereby acknowledges that the only information that Purchaser has furnished to the Company expressly for use in the Registration Statement, the Basic Prospectus or the Prospectus Supplement (or any amendment or supplement thereto) are the statements set forth under the caption "Plan of Distribution" in the Prospectus Supplement, and the Purchaser confirms that such statements are correct.

                  (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability, which it may have to any indemnified party for contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party), representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the


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         employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (e) Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(d), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if: (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request; and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (f) Contribution. If the indemnification provided for in this
         Section 6 is unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by such party on the one hand and the Purchaser on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to


                              Page 13 of 27 Pages
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         information supplied by the Company or the "control" stockholders on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 6(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Furthermore, notwithstanding the provisions of this subsection (f), in no event shall the aggregate contribution of the Purchaser hereunder be in excess of the net compensation actually received by the Purchaser pursuant to this Agreement.

                  (g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five (45) days of invoice to the indemnifying party.

                  (h) Survival. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties set forth in this Agreement shall remain operative and in full force and effect, regardless of: (i) any investigation made by or on behalf of Purchaser or any person controlling Purchaser, the Company, its directors or officers or any persons controlling the Company; (ii) acceptance of any Shares and payment therefor hereunder; and (iii) any termination of this Agreement. A successor to Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  (i) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this
         Section 6, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration


                              Page 14 of 27 Pages
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         Statement and the Prospectus Supplement as required by the Act and the
         Exchange Act.

         SECTION 7. TERMINATION OF THIS AGREEMENT. This Agreement may be terminated by the Purchaser by notice given to the Company if: (a) at any time after the execution and delivery of this Agreement and prior to the Closing
Date: (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NASD, or trading in securities generally on the Nasdaq Stock Market, the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any United States federal or New York authorities; or (iii) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Purchaser may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured; or (b) in the case of any of the events specified Section 7(a)(i)-(iii), such event singly or together with any other event, makes it, impracticable or inadvisable to market the Shares in the manner and on the terms contemplated in the Prospectus Supplement. Any termination pursuant to this Section 7 shall be without liability on the part of any party hereto to any other party except that the provisions of Sections 5 and 6 shall at all times be effective and shall survive such termination.

SECTION 8. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the company, of its officers, and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

SECTION 9. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:


         If to Purchaser:

                  As set forth on the signature page hereto.

         If to the Company:

                  Matritech, Inc.
                  330 Nevada Street
                  Newton, MA  02460
                  Facsimile:  (617) 928-0821
                  Attention: John S. Doherty, Jr.

                              Page 15 of 27 Pages

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 10. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 6, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder.

SECTION 11. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 12. GOVERNING LAW PROVISIONS. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

SECTION 13. PUBLICITY. Unless otherwise required by law, the Company shall not issue a press release or otherwise make a public statement, announcement or filing with respect to the transaction contemplated hereby without the prior written consent of the Purchaser. Notwithstanding anything herein to the contrary, the Company shall not disclose the name of the Purchaser or any of their respective affiliates, representatives, members, agents, associates, employees, consultants, companies, subsidiaries, businesses and/or entities or agents without their express written consent.

SECTION 14. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution may be made by delivery by facsimile. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]



                              Page 16 of 27 Pages

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                        Very truly yours,

Wire Instructions:                      MATRITECH, INC.,
------------------
State Street Bank & Trust, Co.          a Delaware corporation
Boston, MA

ABA #0110 0002 8
ATTN:  Merrill Group
Credit MLIF# 3218569

N/O Matritech, Inc.                     By:  ___________________________________
                                             Name:  Stephen D. Chubb
                                             Title:    Chief Executive Officer


         The foregoing Purchase Agreement is hereby confirmed and accepted by the Purchaser as of the date first above written.

                                                               DTC Instructions:

-----------------------------------------
Name:



Address of Purchaser:




                              Page 17 of 27 Pages